UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           May 31, 2006
                                                 -------------------------------

                           The First Bancshares, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Mississippi             33-94288                     64-0862173
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission                (I.R.S. Employer
       of incorporation)         File Number)              Identification No.)

  6480 U.S. Hwy 98 West, Hattiesburg, MS                          39402
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (601) 268-8998
                                                        ------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))


Item 2.02         Results of Operations and Financial Condition

         On May 31, 2006, The First Bancshares, Inc. issued a press release announcing guidance on earnings for the quarter ending June 30, 2006. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01         Exhibits

(c) Exhibits
99.1 Press Release dated May 31, 2006

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The First Bancshares, Inc.
                                   (Registrant)


Date:  May 31, 2006

                                   /s/ David E. Johnson
                                   ---------------------
                                   Name:  David E. Johnson
                                   Title: Chairman of the Board and CEO